UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 28, 2011 (October 24, 2011)
GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Louisiana (State or Other Jurisdiction of Incorporation)	0-21086 (Commission File Number)	72-1212563 (I.R.S. Employer Identification No.)

11490 Westheimer, Suite 400
Houston, Texas (Address of Principal Executive Offices)	77077 (Zip Code)
Registrant’s telephone number, including area code: (281) 529-7979
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
     On October 26, 2011, Global Industries, Ltd. (the “Company”) issued a press release announcing that it has established a record date and a meeting date for the special meeting of its shareholders to consider and vote upon a proposal to adopt the previously announced merger agreement, dated as of September 11, 2011, with respect to the proposed merger (the “Merger”) of the Company with an indirect, wholly-owned subsidiary of Technip S.A. and other related matters. In addition, the Company announced that on October 24, 2011, the Company received notice of early termination of the waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, with respect to the Merger.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit
No.	Description
99.1	Press release, dated as of October 26, 2011
Forward-Looking Statements
     Statements made in this Current Report on Form 8-K that are forward-looking in nature are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the timing and anticipated completion of the proposed transaction and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and Parent and are subject to significant risks and uncertainty. Readers are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and, except as required by law, neither the Company nor Parent undertakes any obligation to update or revise such statements, whether as a result of new information, future events or otherwise.
     Factors that could cause actual results to differ materially from the forward-looking statements contained herein include, but are not limited to: any operational or cultural difficulties associated with the integration of the businesses of the Company and Parent; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; litigation or adverse judgments relating to the proposed transaction; risks relating to the consummation of the contemplated transaction, including the risk that the required stockholder approval might not be obtained in a timely manner or at all or that other closing conditions will not be satisfied; the failure to realize synergies and cost savings from the transaction or delay in realization thereof; any difficulties associated with requests or directions from governmental authorities resulting from their reviews of the transaction; and any changes in general economic and/or industry-specific conditions. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements are set forth in the documents filed by the Company with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, which identify significant risk factors that could cause actual results to differ from those contained in the forward-looking statements.
Important Additional Information Will Be Filed with the SEC
     In connection with the proposed merger, Global has filed with the SEC a preliminary proxy statement. INVESTORS AND SHAREHOLDERS OF GLOBAL ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (INCLUDING THE DEFINITIVE PROXY STATEMENT, WHEN FILED), AS WELL AS ANY AMENDMENTS OR

SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GLOBAL, THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents and any other documents filed by Global and Technip with the SEC, including the definitive proxy statement, when filed, free of charge at the SEC’s website at http://www.sec.gov. In addition, the documents filed with the SEC by Global may be obtained free of charge from the investor relations website portion of Global’s website at http://www.globalind.com or by directing a request to Global Industries, Ltd., 11490 Westheimer, Suite 400, Houston, Texas 77077, Attention: Secretary. Investors and security holders are urged to read the preliminary proxy statement and the definitive proxy statement and other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.
     The Company and its directors and officers may be deemed participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Company’s most recent definitive proxy statement, which was filed with the SEC on April 5, 2011. Certain directors and executive officers of the Company may have direct or indirect interests in the proposed transaction that may be different from those of the Company’s stockholders generally. Investors may obtain additional information regarding such interests by reading the proxy statement and other relevant documents that the Company will file with the SEC when they become available.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
By:	/s/ Russell J. Robicheaux
Russell J. Robicheaux
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

October 28, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated as of October 26, 2011